Exhibit 10.1

FIRST AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of February 8, 2010 by and between Silicon Valley Bank (“Bank”) and Enteromedics Inc., a Delaware corporation (“Borrower”) whose address is 2800 Patton Road, Saint Paul, MN 55113.

RECITALS

A. Borrower, as borrower, and Bank, Compass Horizon Funding Company LLC (“HTF”) and Venture Lending & Leasing V, Inc. (“VLL”), as lenders, entered into that certain Loan and Security Agreement with an “Effective Date” of November 18, 2008, a copy of which is attached hereto as Exhibit A (the “Prior Loan Agreement”).

B. Borrower has repaid HTF and VLL (collectively, the “Payoffs”) the respective Term Loans (as defined in the Prior Loan Agreement) the Borrower owed them under the Prior Loan Agreement (collectively, the “HTF and VLL Term Loans”), but Borrower remains indebted to Bank for the Term Loan (as defined in the Prior Loan Agreement) made by Bank under the Prior Loan Agreement (the “SVB Term Loan”) in the outstanding principal amount of $7,919,883.82 as of January 5, 2010.

C. Borrower and Bank desire that the SVB Term Loan be repaid in accordance with the “Amended SVB/Borrower Loan Agreement” (as defined below), in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Amended SVB/Borrower Loan Agreement.

2. Amended SVB/Borrower Loan Agreement. Borrower and Bank (a) agree that the SVB Term Loan shall be repaid in accordance with the terms of the Amended SVB/Borrower Loan Agreement and the representations, warranties, and agreements by Bank and Borrower with or in favor of the other under the Prior Loan Agreement are hereby amended to read as set forth in the Amended SVB/Borrower Loan Agreement, to which HTF and VLL shall not be parties, and (b) acknowledge that the Prior Loan Agreement shall continue among Borrower, HTF and VLL to the extent, if at all, any of the representations, warranties, or agreements thereof among the Borrower, HTF and VLL survived the Payoff, but that Bank shall not be a party thereto.

3. Amended SVB/Borrower Loan Agreement. Borrower and Bank hereby agree that the “Amended SVB/Borrower Loan Agreement” shall read the same as the Prior Loan Agreement, except as amended hereby, and Borrower and Bank hereby agree to and adopt, as the Amended SVB/Borrower Loan Agreement, the terms of the Prior Loan Agreement as amended hereby.

3.1 Introduction. The first sentence of the introduction to the Amended SVB/Borrower Loan Agreement reads as follows:

THIS LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of the Effective Date among SILICON VALLEY BANK, a California corporation (“SVB”), COMPASS HORIZON FUNDING COMPANY LLC, a Delaware limited liability company (“HTF”), and VENTURE LENDING & LEASING V, INC., a Maryland corporation (“VLL”), on the one side, and ENTEROMEDICS INC, a Delaware corporation (“Borrower”), on the other, provides the terms on which Lenders shall lend to Borrower and Borrower shall repay Lenders.

Said sentence of the Amended SVB/Borrower Loan Agreement is hereby amended to read as follows:

THIS LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of the Effective Date among SILICON VALLEY BANK, a California corporation (“SVB”), and ENTEROMEDICS INC, a Delaware corporation (“Borrower”), provides the terms on which Lender has lent to Borrower and Borrower shall repay Lender.

3.2 Repayment of Term Loan. A portion of Section 2.1.1(d) of the Amended SVB/Borrower Loan Agreement reads as follows:

Borrower shall repay each Term Loan in 30 consecutive equal monthly payments, each consisting of the interest required to be paid with respect to such Term Loan pursuant to subsection “c” above plus a portion of the principal of such Term Loan, in the amount necessary to fully amortize such Term Loan over such period (such amount to be calculated by Facility Agent), commencing on July 1, 2009 (the “Term Loan Amortization Date”) and continuing on the Payment Date of each month thereafter until December 1, 2011 (the “Term Loan Maturity Date”)…

Said portion of Section 2.1.1(d) of the Amended SVB/Borrower Loan Agreement is hereby amended to read as follows:

Borrower shall repay the remaining outstanding amount of the Term Loan with a payment of $383,532.28 on February 1, 2010 and in consecutive equal monthly payments, each in the amount of $380,421.13, commencing on March 1, 2010 and continuing on the Payment Date of each month thereafter until December 1, 2011 (the “Term Loan Maturity Date”)…

3.3 Definition of “Lenders”. Section 2.1.1(i) of the Amended SVB/Borrower Loan Agreement is hereby amended to read in its entirety as follows:

Definition of “Lenders”. References in this Agreement to “Lender” or “Lenders” shall refer to SVB.

3.4 Interest Rate. Section 2.3(a) of the Amended SVB/Borrower Loan Agreement reads as follows:

(a) Interest Rate. Subject to Section 2.3(b), the principal amounts outstanding under the Term Loans shall accrue interest at a fixed per annum rate equal to (i) the sum of twelve percent (12.0%) plus the applicable LIBOR Margin through the date immediately prior to the Term Loan Amortization Date, and (ii) the sum of eleven percent (11.00%) plus the applicable LIBOR Margin on and after the Term Loan Amortization Date; which interest shall be payable monthly in accordance with Section 2.3(f) below. For purposes of the foregoing, the LIBOR Margin to be used in determining the fixed interest rates applicable to the Term Loans made by SVB and VLL shall calculated differently than the LIBOR Margin to be used in determining the fixed interest rates applicable to the Additional Term Loan. For purposes of the Term Loans made by SVB and VLL, “LIBOR Margin” shall mean the percentage points (or fraction thereof), if any, by which the one month “London interbank offered rate, or Libor”, as reported in the Money Rates section of the Wall Street Journal published on the fifth Business Day prior to the earliest Funding Date of the Term Loans made by SVB and VLL, exceeds 2.46%. For purposes of the Additional Term Loan, “LIBOR Margin” shall have the same meaning as in the prior sentence except that the one month “London interbank offered rate, or Libor”, shall be as reported in the Money Rates section of the Wall Street Journal published on the fifth Business Day prior to the Funding Date of the Additional Term Loan. As examples applicable to the Term Loans made by SVB and VLL and the Additional Term Loan, if on the applicable date such London interbank offered rate is equal to or less than 2.46%, then the LIBOR Margin shall be zero and the fixed per annum interest rate applicable to the Term Loans shall be 12% until the Term Loan Amortization Date and 11% after the Term Loan Amortization Date, but if on such date such London interbank offered rate is 2.54%, then the LIBOR Margin shall be 0.08 percentage points and the fixed per annum interest rate applicable to the Term Loans shall be 12.08% until the Term Loan Amortization Date and 11.08% after the Term Loan Amortization Date. Facility Agent shall determine (which determination shall, absent manifest error in calculation, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Term Loans in accordance with the foregoing.

Effective February 1, 2010, said Section 2.3(a) of the Amended SVB/Borrower Loan Agreement is hereby amended to read as follows:

(a) Interest Rate. Subject to Section 2.3(b), the principal amount outstanding under the Term Loan shall accrue interest at a fixed per annum rate equal to ten percent (10%), which interest shall be payable monthly in accordance with Section 2.3(f) below.

3.5 Security Interest in Excluded Collateral. The second sentence of Section 4.3 of the Amended SVB/Borrower Loan Agreement reads in part as follows:

If Borrower shall ever fail to have Five Months Remaining Liquidity, then the Excluded Collateral shall from that time forward (automatically, without the need for any notice or other action) be deemed to be included within the definition of “Collateral” hereunder…

Said part of the second sentence of Section 4.3 of the Amended SVB/Borrower Loan Agreement is hereby amended to read as follows:

If an Event of Default shall occur after the date of the First Amendment, or if after such date Lender shall become aware of an Event of Default that occurred on or before such date, and Lender shall give Borrower written notice thereof, then the Excluded Collateral shall from the date of such notice forward (automatically, without the need for any further notice or other action) be deemed to be included within the definition of “Collateral” hereunder…

3.6 Compliance Certificate—Remaining Months Liquidity. The last sentence of Section 4.3 of the Amended SVB/Borrower Loan Agreement, which reads as follows, is hereby deleted:

Borrower shall include in each Compliance Certificate provided to Lenders a calculation showing whether Borrower has Five Months

Remaining Liquidity as of the end of the month to which the Compliance Certificate applies.

3.7 Financial Covenants. Section 6.7 of the Amended SVB/Borrower Loan Agreement reads as follows:

Financial Covenants.

Borrower shall maintain at all times, to be tested as of the last day of each month, unless otherwise noted, on a consolidated basis with respect to Borrower and its Subsidiaries:

(a) Liquidity Ratio. Prior to Borrower having received both aggregate net proceeds from New Capital Transactions of $12,000,000 and CE Mark certification for Borrower’s Maestro product for obesity, a ratio of (i) the sum of Borrower’s unrestricted cash and Cash Equivalents held with SVB and SVB’s Affiliates plus Borrower’s Eligible Accounts, divided by (ii) the aggregate outstanding principal amounts of the Term Loans, of not less than 1.00:1.00.

(b) Five Months Remaining Liquidity. As of the last day of each month ending after the date of the last to occur of Borrower receiving (i) aggregate net proceeds from New Capital Transactions of $12,000,000 and (ii) CE Mark certification for Borrower’s Maestro product for obesity, Five Months Remaining Liquidity.

Effective as of the date of the First Amendment, said Section 6.7 of the Amended SVB/Borrower Loan Agreement is hereby amended to read as follows:

Financial Covenants.

Borrower shall maintain at all times, to be tested as of the last day of each month, unless otherwise noted, on a consolidated basis with respect to Borrower and its Subsidiaries:

(a) Liquidity Ratio. A ratio of (i) the sum of Borrower’s unrestricted cash and Cash Equivalents held with SVB and SVB’s Affiliates, divided by (ii) the outstanding principal amount of the Term Loan, of not less than 1.50:1.00.

3.8 Additional New Capital Transactions. The following is hereby added as Section 6.12 of the Amended SVB/Borrower Loan Agreement:

New Capital Transactions. Receive after January 1, 2010 and on or before March 31, 2010, aggregate net proceeds from New Capital Transactions of at least $4,000,000. Such proceeds shall be held in Collateral Accounts of Borrower maintained with SVB or SVB’s Affiliates until used in the ordinary course of Borrower’s business.

3.9 Covenant Defaults. The portion of Section 8.2(a) of the Amended SVB/Borrower Loan Agreement that reads “Sections 6.2, 6.4, 6.5, 6.6, 6.7, or 6.10”, is hereby amended to read “Sections 6.2, 6.4, 6.5, 6.6, 6.7, 6.10 or 6.12”.

3.10 Amendment of Definition. The definition of “Warrants” set forth in Section 13.1 of the Amended SVB/Borrower Loan Agreement is hereby amended to read as follows:

“Warrant” is that certain Warrant to Purchase Stock dated November 18, 2008 executed by Borrower in favor of Lender.

3.11 Addition of Definition. The following definition is hereby added to Section 13.1 of the Amended SVB/Borrower Loan Agreement in the appropriate alphabetical order:

“First Amendment” is that certain First Amendment to Loan and Security Agreement, dated February 8, 2010, between Lender and Borrower.

3.12 Deletions of Definitions. The definitions of “Five Months Remaining Liquidity”, “LIBOR Margin” and “Term Loan Amortization Date” set forth in Section 13.1 of the Amended SVB/Borrower Loan Agreement are hereby deleted in their entirety.

3.13 Exhibit A—Collateral. Exhibit A to the Amended SVB/Borrower Loan Agreement reads in part as follows:

(2) if Borrower shall ever fail to have Five Months Remaining Liquidity, the Collateral shall from that time forward be deemed to include the Excluded Collateral.

Said part of Exhibit A to the Amended SVB/Borrower Loan Agreement is hereby amended to read as follows:

(2) If an Event of Default shall occur after the date of the First Amendment, or if after such date Lender shall become aware of an Event of Default that occurred on or before such date, and Lender shall give Borrower written notice thereof, the Collateral shall from the date of such notice forward be deemed to include the Excluded Collateral.

3.14 Exhibit B—Compliance Certificate. Exhibit B to the Amended SVB/Borrower Loan Agreement (the form of Compliance Certificate) is hereby replaced with Exhibit B hereto.

4. Limitation of Amendments.

4.1 The amendments set forth in Sections 2 and 3, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

4.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

5. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Amended SVB/Borrower Loan Agreement, as amended by this Amendment;

5.3 The organizational documents of Borrower delivered to Bank on the Effective Date (including the Fifth Amended and Restated Certificate of Incorporation filed with the Delaware Secretary of State on November 20, 2007), as amended by the Certificate of Amendment filed with the Delaware Secretary of State on July 2, 2009, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Amended SVB/Borrower Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Amended SVB/Borrower Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Amended SVB/Borrower Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made;

5.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

5.8 Borrower has indefeasibly paid in full the HTF and VLL Term Loans.

6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Effectiveness. This Amendment shall be deemed effective upon the execution and delivery of this Amendment by each party hereto.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK		BORROWER

Silicon Valley Bank		Enteromedics Inc.

By:	/s/ Benjaman Johnson	By:	/s/ Greg S. Lea
Name:	Benjaman Johnson	Name:	Greg S. Lea
Title:	Deal Team Leader	Title:	SVP and CFO